                                Thompson Plumb
                                 Funds, Inc.

                                ANNUAL REPORT
                              November 30, 1997





                         THOMPSON PLUMB BALANCED FUND

                           THOMPSON PLUMB BOND FUND

                          THOMPSON PLUMB GROWTH FUND





                       8201 Excelsior Drive, Suite 200
                          Madison, Wisconsin  53717
                          Telephone:  (608) 831-1300
                                      (800) 999-0887
                            www.thompsonplumb.com

                           Thompson Plumb Funds, Inc.

January 15, 1998

                        ANNUAL REPORT TO SHAREHOLDERS

Dear Fellow Shareholder:

We are proud to present you the following report depicting the investments and returns of our family of mutual funds for the period ending
November 30, 1997. Last year was another very strong year for the performance of our equity-oriented funds. The goals for each fund are as follows:

THOMPSON PLUMB BALANCED FUND
This Fund seeks to realize a combination of income and capital appreciation, which will result in the highest total return while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.

THOMPSON PLUMB BOND FUND
This Fund seeks a high level of current income while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities.

THOMPSON PLUMB GROWTH FUND
This Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not a primary objective of the Growth Fund, the Fund anticipates that capital growth will be accompanied by growth through dividend income.

We hope that you find the report clear and concise and that it provides you with a sufficient amount of detailed information in order to be able to review your investment. Please visit our web site (http://www.thompsonplumb.
com) for updated daily information or call with any comments or questions.

Sincerely,


John W. Thompson                                     Thomas G. Plumb

John W. Thompson, CFA                                Thomas G. Plumb, CFA
Chairman & Secretary                                 President & Treasurer

                     This page intentionally left blank.

                         THOMPSON PLUMB FUNDS, INC.
                        ANNUAL REPORT TO SHAREHOLDERS

                              NOVEMBER 30, 1997

                                      CONTENTS


                                                                       Page(s)
REPORT TO SHAREHOLDERS..............................................     1

INVESTMENT REVIEWS
    Balanced Fund...................................................     4
    Bond Fund.......................................................     5
    Growth Fund.....................................................     6

FINANCIAL STATEMENTS
    Statements of assets and liabilities............................     7
    Schedules of investments........................................  8-12
    Statements of operations........................................    13
    Statements of changes in net assets.............................    14
    Notes to financial statements................................... 15-19
    Financial highlights............................................ 20-22

REPORT OF INDEPENDENT ACCOUNTANTS...................................    23




  This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses, and other information.

                         THOMPSON PLUMB FUNDS, INC.
                        ANNUAL REPORT TO SHAREHOLDERS

                              NOVEMBER 30, 1997

                       BALANCED FUND INVESTMENT REVIEW

The Balanced Fund's 21.39 percent return for the November 30, 1997 year was the third consecutive year of total returns in excess of 20 percent. According to Lipper Analytical Services, it outperformed 94 percent of all balanced mutual funds for the last year, 74 percent for the last five years and 69 percent for the last ten years*.

For 1997, the primary reasons we outperformed the average balanced funds by over 5 percentage points (according to Lipper Analytical) were our asset allocation and stock selection. We continued to have stock exposure near the high end of our 75 percent maximum limit and our small and mid-sized stocks complemented our core blue chip holdings. For the second year in a row, health care and technology companies were our leaders.

As this letter is being written, significant financial disruptions are being reported in Southeast Asia and the ensuing uncertainty is feeding a correction in the U.S. equity market. Once this effect on U.S. markets stabilizes, we should see a resumption to the U.S. growth that has been the predominant story of the 1990's. Low interest rates create opportunities, but as we have seen in Southeast Asia, when too much money chases too few legitimate investments, market corrections follow.

Our underpinnings are much stronger than what we find in less developed countries, so our corrections should be less severe. We will continue to look for selected opportunities.

Sincerely,


Thomas G. Plumb

Thomas G. Plumb
Portfolio Manager


*As measured by Lipper Analytical Services, Inc., out of 349, 103, and 43 funds for the one-year, five-year, and ten-year periods, respectively.


                                   [GRAPH]

Comparison of Change in Value of a $10,000 Investment

                         THOMPSON PLUMB BALANCED FUND
                            HISTORICAL PERFORMANCE
                              NOVEMBER 30, 1997

                        DATE    TPA     S&P 500  LEHMAN
                        ------  ------  -------  ------
                        Nov 87  10,000  10,000   10,000
                        Nov 88  12,028  12,301   10,770
                        Nov 89  14,489  16,092   12,123
                        Nov 90  14,660  15,535   13,090
                        Nov 91  17,350  18,695   14,847
                        Nov 92  19,243  22,148   16,085
                        Nov 93  19,824  24,385   17,652
                        Nov 94  20,250  24,641   17,329
                        Nov 95  24,507  33,754   19,848
                        Nov 96  30,830  43,157   21,003
                        Nov 97  37,424  55,462   22,333

                      AVERAGE ANNUAL TOTAL RETURN
                      ------------------------------------
                       1 YEAR   5 YEAR    10 YEAR
                       ------   ------    -------
                       21.39%   14.23%    14.10%



Past performance is not predicative of future performance.

                         THOMPSON PLUMB FUNDS, INC.
                        ANNUAL REPORT TO SHAREHOLDERS

                              NOVEMBER 30, 1997

                         BOND FUND INVESTMENT REVIEW

The Bond Fund produced a 2.81 percent return in the fourth quarter, increasing the year-to-date return to 4.74 percent. The Fund participated in the bond market rally which pushed bond yields to the lowest levels that had been reached in many years. This bond rally was significant and helped the Fund produce a good year for shareholders.

Interest rates have dropped significantly over the past few years. At the time of this writing, the yield of the 30-year Treasury Bond dropped to 5.75 percent, the lowest level that it has been in over 20 years. We think there were three main reasons for the decline in bond yields.

First, the U.S. Government had, for all practical purposes, balanced its budget. This created a major change in bond market cash flows. For example, when the deficit was $200 billion per year, the Treasury was forced to sell approximately $1 billion in bonds per trading day. This huge supply caused yields to rise in order to attract new buyers. Now with a balanced budget, this constant supply of new bonds has been eliminated and yields have fallen.

Second, inflation has been virtually non-existent. This is due, in part, to the strong U.S. dollar. The strong dollar has allowed for imports of foreign goods at lower prices to consumers. For example, consumers can now purchase Japanese cars at much lower prices than they could two years ago. This effect is very significant and has allowed the U.S. economy to grow without signs of significant inflation.

Third, the financial crisis in the Far East has also helped the bond market because the U.S. has been viewed as a "safe haven" for investors fleeing from financial storms overseas. As the markets in Hong Kong, Korea and Malaysia fell, investors sold securities in those markets, transferred the funds into U.S. dollars, and bought U.S. Treasuries to obtain a guaranteed return.

The bond market appears to be an attractive place to invest because the real interest rate, or the difference between inflation and yields, is still high relative to the historical average. This spread should narrow if the U.S. economy slows in the coming months, as we expect. As a result, we expect that yields could fall even further by the end of 1998.

Sincerely,

John W. Thompson

John W. Thompson
Portfolio Manager

                                   [GRAPH]

Comparison of Change in Value of a $10,000 Investment

                           THOMPSON PLUMB BOND FUND
                            HISTORICAL PERFORMANCE
                              NOVEMBER 30, 1997



                     DATE    TPA     LEHMAN
                     ------  ------  ---------------------
                     Feb 92  10,000  10,000
                     Nov 92  10,480  10,615 (SHORT PERIOD)
                     Nov 93  11,395  11,649
                     Nov 94  11,058  11,436
                     Nov 95  12,612  13,098
                     Nov 96  13,181  13,861
                     Nov 97  13,806  14,738

                     AVERAGE ANNUAL TOTAL RETURN
                     --------------------------------
                      1 YEAR  5 YEAR  SINCE INCEPTION
                     -------  ------  ---------------
                      4.74%    5.67%      5.71%



Past performance is not predicative of future performance.

                         THOMPSON PLUMB FUNDS, INC.
                        ANNUAL REPORT TO SHAREHOLDERS

                              NOVEMBER 30, 1997

                        GROWTH FUND INVESTMENT REVIEW


The Growth Fund had yet another outstanding year, both in terms of absolute performance and relative to competing growth funds. On a total return basis, the Fund appreciated 29.90 percent. It outperformed the average growth fund return of 22.00 percent* by almost 8 percentage points.

The strong stock market in fiscal 1997 was the main reason for the absolute performance as most stocks continued their upward trend. Interest rates were also favorable during 1997, which was one of the main drivers of the stock market. The Growth Fund benefited from ownership of stocks in the medical, financial, media, consumer product and oil sectors as these areas outperformed the market as a whole. The Fund continues to hold major positions in Merck, PepsiCo, Johnson & Johnson, Fannie Mae, Chevron, Kimberly-Clark, EMC, Intel, the New York Times, and Linear Technology as these companies have outstanding long-term prospects.

Quality continues to be emphasized in the entire portfolio. Absent from the Fund were Asian stocks or stocks from emerging markets. We believe that with over 12,000 stocks in our home market, there is plenty of room for diversification within the U.S. International investing requires understanding of companies, accounting rules, currency effects, and political situations, which can be too many variables for most people to grasp, including ourselves. Consistent performance over the long term is our primary goal and we are pleased to be making good progress toward this objective.

Sincerely,

John W. Thompson

John W. Thompson
Portfolio Manager


*As measured by Lipper Analytical Service, Inc.

                                   [GRAPH]

Comparison of Change in Value of a $10,000 Investment

                          THOMPSON PLUMB GROWTH FUND
                            HISTORICAL PERFORMANCE
                              NOVEMBER 30, 1997



                 DATE    TPA     S&P500
                ------- -------- ---------------------
                 Feb 92  10,000  10,000
                 Nov 92  10,185  10,695 (SHORT PERIOD)
                 Nov 93  10,235  11,775
                 Nov 94  10,215  11,899
                 Nov 95  13,573  16,299
                 Nov 96  18,394  20,840
                 Nov 97  23,894  26,781


                   AVERAGE ANNUAL TOTAL RETURN
                  ----------------------------------
                   1 YEAR    5 YEAR  SINCE INCEPTION
                  -------    ------  ---------------
                   29.90%    18.59%       16.18%


Past performance is not predicative of future performance.

                         THOMPSON PLUMB FUNDS, INC.

                    STATEMENTS OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1997
                  (In thousands, except per share amounts)






                                                              BALANCED       BOND          GROWTH
                                                                FUND         FUND           FUND
                                                              ---------     ---------     ----------
ASSETS
    Investments, at market value (Cost $29,086,
      $31,165 and $33,117, respectively)
      Common stocks .........................................   $25,405            -        $43,576
      Bonds .................................................     9,976      $31,114              -
      Short-term investments ................................       719          576            417
                                                                -------      -------        -------
                                                                 36,100       31,690         43,993
    Prepaid expenses ........................................         4            4              4
    Due from sale of securities..............................     1,100            -          1,573
    Dividends and interest receivable .......................       209          482             34
                                                                -------      -------        -------
                                                                 37,413       32,176         45,604
                                                                -------      -------        -------
LIABILITIES
    Due on purchase of securities ...........................     1,025            -            161
    Accrued expenses payable ................................        21           17             24
    Due to investment advisor ...............................        30           22             43
                                                                -------      -------        -------
                                                                  1,076           39            228
                                                                -------      -------        -------
                                                                $36,337      $32,137        $45,376
                                                                =======      =======        =======
NET ASSETS CONSIST OF:
    Capital stock ($.001 par value)..........................   $25,584      $31,577        $30,541
    Undistributed net investment income......................       261          416              -
    Net realized gain (loss) on investments..................     3,478         (381)         3,959
    Net unrealized appreciation on investments...............     7,014          525         10,876
                                                                -------      -------        -------
                                                                $36,337      $32,137        $45,376
                                                                =======      =======        =======
    Shares of capital stock outstanding
     (100,000 shares authorized).............................     2,001        3,050          1,153

    Offering and redemption price/Net asset
     value per share ........................................   $ 18.16      $ 10.54        $ 39.36
                                                                -------      -------        -------


                The accompanying notes to financial statements
                   are an integral part of this statement.

                          THOMPSON PLUMB FUNDS, INC.


                           SCHEDULES OF INVESTMENTS
                              NOVEMBER 30, 1997





                                                    Shares or
                                                    Principal      Market
                                                     Amount        Value
                                                   ----------    ----------
BALANCED FUND
COMMON STOCKS - 70.4%
 BASIC MATERIALS - 3.6%
   FiberMark (a).........................            35,000   $   741,563
   Sigma-Aldrich.........................            15,000       541,875
                                                              -----------
                                                                1,283,438
                                                              -----------
 CAPITAL GOODS - 5.6%
   Advanced Lighting (a).................            30,000       630,000
   Boeing................................            10,000       531,250
   General Electric......................             9,000       663,750
   Watsco ...............................             8,000       208,000
                                                              -----------
                                                                2,033,000
                                                              -----------
 CONSUMER DURABLES - 0.6%
   Discount Auto Parts (a)...............            12,000       224,250
                                                              -----------

 CONSUMER NON-DURABLES - 4.4%
   Colgate-Palmolive ....................             5,000       334,063
   CPC International.....................             2,500       258,437
   Kimberly-Clark .......................            10,000       520,625
   PepsiCo ..............................            13,000       479,375
                                                              -----------
                                                                1,592,500
                                                              -----------
 ENERGY - 4.8%
   Chevron ..............................             6,500       521,219
   Chieftain International (a) ..........            22,700       502,237
   Exxon ................................            11,400       695,400
                                                              -----------
                                                                1,718,856
                                                              -----------
 FINANCIAL SERVICES - 11.1%
   Anchor Bancorp Wisconsin .............            20,000       630,000
   Associated Banc-Corp .................             8,000       398,000
   Banc One .............................             9,000       462,375
   CIT Group - Class A (a) ..............            10,000       303,750
   Fannie Mae ...........................            10,500       554,531
   Hartford Life - Class A ..............            15,000       575,625
   Household International ..............             4,000       504,000
   Schwab, Charles ......................            15,000       578,438
                                                              -----------
                                                                4,006,719
                                                              -----------
 HEALTH CARE - 14.9%
   Abbott Laboratories ..................             6,000       390,000
   Bergen Brunswig - Class A ............            10,000       429,375
   Graham-Field Health Products (a)......            15,000       224,063
   Gulf South Medical Supply (a).........            10,000       326,250
   Johnson & Johnson ....................            13,000       818,187
   Kapson Senior Quarters (a)............            20,000       297,500
   Medtronic.............................            10,000       477,500
   Merck & Co. ..........................             7,000       661,937
   Priority Healthcare - Class B (a).....            20,000       312,500
   Schering-Plough ......................            10,000       626,875
   Sybron International (a) .............            10,000       440,000
   Young Innovations (a) ................            24,000       357,000
                                                              -----------
                                                                5,361,187
 RETAIL - 3.2%                                                -----------
   AutoZone (a) .........................            10,000       300,000
   Casey's General Stores ...............            14,500       341,656
   Walgreen .............................            16,000       515,000
                                                              -----------
                                                                1,156,656
                                                              -----------
 SERVICES - 4.2%
   Danka Business Systems ADR ...........            15,000       551,250
   Merrill ..............................            24,000       483,000
   New York Times -  Class A.............             8,000       475,000
                                                              -----------
                                                                1,509,250
 TECHNOLOGY - 16.4%                                           -----------
   EMC (a) ..............................            27,500       833,594
   Hewlett-Packard ......................             8,000       488,500
   Intel ................................            10,000       776,250
   Lattice Semiconductor (a) ............            15,000       846,562
   Linear Technology ....................            11,000       708,125
   Microchip Technology (a) .............            12,000       420,000
   Oracle (a) ...........................            13,500       449,719
   Parametric Technology (a) ............             9,600       485,400
   Structural Dynamics Research (a)......               102         1,702
   Xilinx (a)............................            10,000       345,625
   Zebra Technologies - Class A (a)......            18,000       573,750
                                                              -----------
                                                                5,929,227
                                                              -----------

                The accompanying notes to financial statements
                    are an integral part of this schedule.

                          THOMPSON PLUMB FUNDS, INC.

                           SCHEDULES OF INVESTMENTS
                              NOVEMBER 30, 1997
                                 (CONTINUED)



                                                   Shares or
                                                   Principal     Market
                                                    Amount       Value
                                                  ----------    --------
COMMON STOCKS - 70.4% (Continued)
 Telecommunications/Cable - 1.6%
   Cincinnati Bell .........................       20,000      $    590,000
                                                               ------------
   TOTAL COMMON STOCKS
    (COST $18,516,028) .....................                     25,405,083
                                                               ------------
BONDS - 27.6%
 CORPORATE BONDS - 21.9%
   Aetna Services
    6.375% Due 08/15/03 ....................    1,000,000           994,183
   Aetna Services
    7.125% Due 08/15/06 ....................    1,500,000         1,532,550
   American Home Products
    7.900% Due 02/15/05 ....................    2,000,000         2,151,584
   General Electric Capital
    8.750% Due 05/21/07 ....................      510,000           592,618
   Mobil
    8.375% Due 02/12/01 ....................      475,000           505,605
   Philip Morris
    6.375% Due 02/01/06 ....................    1,000,000           973,834
   Union Pacific
    6.000% Due 09/01/03 ....................      685,000           660,232
   Wisconsin Power & Light
    7.000% Due 06/15/07 ....................      500,000           518,318
                                                               ------------
   Total Corporate Bonds ...................                      7,928,924
                                                               ------------
 UNITED STATES GOVERNMENT
    AND AGENCY ISSUES - 5.7%
   United States Treasury Notes
    6.500% Due 05/31/02 ....................    2,000,000         2,046,876
                                                               ------------
   Total United States Government
    and Agency Issues ......................                      2,046,876
                                                               ------------
   TOTAL BONDS
    (COST $9,850,852) ......................                      9,975,800
                                                               ------------
 SHORT-TERM INVESTMENTS - 2.0%
   General Mills
    Variable Rate Demand Notes..............       60,000            60,000
   Johnson Controls
    Variable Rate Demand Notes..............      539,699           539,699
   Pitney Bowes Credit
    Variable Rate Demand Notes..............       60,000            60,000
   Sara Lee
    Variable Rate Demand Notes..............       13,169            13,169
   Warner-Lambert
    Variable Rate Demand Notes .............       46,138            46,138
                                                               ------------
 TOTAL SHORT-TERM INVESTMENTS
   (COST $719,006) .........................                        719,006
                                                               ------------
 TOTAL INVESTMENTS - 100.0%
   (COST $29,085,886) ......................                   $ 36,099,889
                                                               ============


(a) Non-income producing



                The accompanying notes to financial statements
                    are an integral part of this schedule.

                          THOMPSON PLUMB FUNDS, INC.

                           SCHEDULES OF INVESTMENTS
                              NOVEMBER 30, 1997
                                 (CONTINUED)





                                                     Shares or
                                                     Principal            Market
                                                      Amount              Value
                                                   -------------        -----------
BOND FUND
BONDS - 98.2%
 CORPORATE BONDS - 82.2%
  American Home Products
   7.900% Due 02/15/05 ......................        1,000,000          $ 1,075,792
  Anheuser-Busch
   7.100% Due 06/15/07 ......................        1,000,000            1,029,768
  AT&T
   7.000% Due 05/15/05 ......................        1,000,000            1,030,127
  AT&T
   7.500% Due 06/01/06 ......................          500,000              532,437
  Dayton Hudson
   6.400% Due 02/15/03 ......................        1,000,000              997,754
  Disney, Walt
   6.750% Due 03/30/06 ......................        1,000,000            1,019,081
  duPont, E. I. de Nemours
   6.750% Due 09/01/07 ......................        1,000,000            1,020,892
  General Electric Capital
   8.750% Due 05/21/07 ......................          750,000              871,497
  Household Bank
   6.870% Due 05/15/01 ......................        1,000,000            1,008,466
  Lucent Technologies
   7.250% Due 07/15/06 ......................        1,000,000            1,049,953
  Maytag
   8.875% Due 07/15/99 ......................          500,000              520,380
  Michigan Consolidated Gas
   7.210% Due 05/01/07 ......................          285,000              298,249
  Morgan, J. P.
   8.500% Due 08/15/03 ......................        1,000,000            1,095,382
  Morgan, J. P.
   6.700% Due 11/01/07 ......................          500,000              501,268
  NationsBank
   6.690% Due 04/03/02 ......................        1,000,000            1,008,359
  Northern Trust
   7.300% Due 09/15/06 ......................        1,000,000            1,057,561
  Norwest Financial
   6.250% Due 11/01/02 ......................          685,000              682,220
  Penney, J. C.
   7.375% Due 06/15/04 ......................          500,000              523,825
  Penney, J. C.
   7.600% Due 04/01/07 ......................        1,000,000            1,066,014
  Philip Morris
   9.000% Due 01/01/01 ......................        1,000,000            1,071,358
  Philip Morris
   7.500% Due 04/01/04 ......................          500,000              519,105
  Sears, Roebuck
   6.700% Due 11/15/06 ......................        1,000,000            1,016,968
  SmithKline Beecham
   7.375% Due 04/15/05 ......................          800,000              849,176
  Time Warner
   7.950% Due 02/01/00 ......................        1,000,000            1,031,575
  Travelers Property & Casualty
   6.750% Due 04/15/01 ......................        1,000,000            1,012,920
  Tribune
   6.875% Due 11/01/06 ......................        1,000,000            1,027,792
  Wal-Mart Stores
   7.500% Due 05/15/04 ......................        1,000,000            1,062,144
  Wells Fargo
   7.125% Due 08/15/06 ......................        1,000,000            1,031,031
  Wisconsin Power & Light
   7.000% Due 06/15/07 ......................        1,000,000            1,036,637
                                                                         ----------
  Total Corporate Bonds .....................                            26,047,731
                                                                         ----------




                The accompanying notes to financial statements
                    are an integral part of this schedule.

                          THOMPSON PLUMB FUNDS, INC.
                           SCHEDULES OF INVESTMENTS
                              NOVEMBER 30, 1997
                                 (CONTINUED)





                                                                    Shares or
                                                                    Principal              Market
                                                                     Amount                Value
                                                                  --------------        ------------
BONDS - 98.2% (Continued)
 UNITED STATES GOVERNMENT
   AND AGENCY ISSUES - 16.0%
  Fannie Mae
   5.710% Due 03/18/98 ....................................         1,000,000            $   999,890
  Federal Home Loan Banks
   7.250% Due 10/30/02 ....................................         1,000,000              1,009,208
  United States Treasury Notes
   5.875% Due 01/31/99.....................................         2,000,000              2,001,876
  United States Treasury Notes
   7.500% Due 11/15/01 ....................................         1,000,000              1,055,625
                                                                                         -----------
  Total United States Government
   and Agency Issues ......................................                                5,066,599
                                                                                         -----------
  TOTAL BONDS
   (COST $30,589,747) .....................................                               31,114,330
                                                                                         -----------
SHORT-TERM INVESTMENTS -  1.8%
  Johnson Controls
   Variable Rate Demand Notes..............................           575,689                575,689
                                                                                         -----------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $575,689) ........................................                                  575,689
                                                                                         -----------
  TOTAL INVESTMENTS - 100.0%
   (COST $31,165,436) .....................................                              $31,690,019
                                                                                         ===========

GROWTH FUND

COMMON STOCKS - 99.1%
  BASIC MATERIALS - 2.5%
   Sigma-Aldrich ..........................................            30,000              1,083,750
                                                                                         -----------
  CAPITAL GOODS - 4.8%
   Advanced Lighting (a) ..................................            35,000                735,000
   Boeing .................................................            15,000                796,875
   Emerson Electric .......................................             6,000                330,000
   Watsco .................................................            10,000                260,000
                                                                                         -----------
                                                                                           2,121,875
                                                                                         -----------
  CONSUMER NON-DURABLES - 8.4%
   Kimberly-Clark .........................................            25,000              1,301,563
   PepsiCo ................................................            30,000              1,106,250
   Philip Morris ..........................................            30,000              1,305,000
                                                                                         -----------
                                                                                           3,712,813
                                                                                         -----------
  ENERGY - 6.4%
   Chevron ................................................            12,000                962,250
   Chieftain International (a).............................            41,600                920,400
   Exxon ..................................................            15,000                915,000
                                                                                         -----------
                                                                                           2,797,650
                                                                                         -----------
  FINANCIAL SERVICES - 22.0%
   Associated Banc-Corp ...................................            15,300                761,175
   Associates First Capital - Class A......................            10,000                642,500
   BISYS Group (a) ........................................            20,000                640,000
   CIT Group - Class A (a) ................................            30,000                911,250
   Fannie Mae .............................................            21,000              1,109,063
   First Data .............................................            30,000                849,375
   Hartford Life - Class A ................................            25,000                959,375
   Household International ................................             7,000                882,000
   MGIC Investment ........................................            10,000                584,375
   Morgan, J. P. ..........................................             5,000                570,938
   PMI Group ..............................................             5,000                325,000
   Reuters Holdings ADR ...................................            10,000                676,250
   Schwab, Charles ........................................            15,000                578,437
   Travelers Ppty. & Casualty - Cl. A......................             5,000                198,750
                                                                                         -----------
                                                                                           9,688,488
                                                                                         -----------



                The accompanying notes to financial statements
                    are an integral part of this schedule.

                          THOMPSON PLUMB FUNDS, INC.

                           SCHEDULES OF INVESTMENTS
                              NOVEMBER 30, 1997
                                 (CONTINUED)


                                                Shares or
                                                Principal          Market
                                                 Amount            Value
                                                ----------      -----------
   COMMON STOCKS - 99.1% (Continued)
    HEALTH CARE - 15.6%
      Abbott Laboratories .....................  12,000         $   780,000
      Johnson & Johnson .......................  23,000           1,447,562
      Medtronic ...............................  10,000             477,500
      Merck & Co. .............................  16,000           1,513,000
      Schering-Plough .........................   8,000             501,500
      Sybron International (a) ................  20,000             880,000
      Thermo Electron (a) .....................  20,000             736,250
      Young Innovations (a) ...................  34,000             505,750
                                                                -----------
                                                                  6,841,562
                                                                -----------
    RETAIL - 6.3%
      Albertson's .............................  20,000             887,500
      AutoZone (a) ............................  30,000             900,000
      Casey's General Stores ..................  20,000             471,250
      Walgreen ................................  16,000             515,000
                                                                -----------
                                                                  2,773,750
                                                                -----------
    SERVICES - 5.4%
      Merrill .................................  35,000             704,375
      New York Times - Class A ................  15,000             890,625
      Outdoor Systems (a) .....................   7,500             231,562
      Universal Outdoor Holdings (a) ..........  12,000             535,500
                                                                -----------
                                                                  2,362,062
                                                                -----------

    TECHNOLOGY - 25.7%
      EMC (a) .................................  68,000           2,061,250
      Hewlett-Packard .........................  10,000             610,625
      Intel ...................................  14,000           1,086,750
      Lattice Semiconductor (a)................  26,000           1,467,375
      Linear Technology .......................  25,000           1,609,375
      Maxim Integrated Products (a)............  10,000             691,250
      Oracle (a) ..............................  18,000             599,625
      Parametric Technology (a)................  20,000           1,011,250
      Sterling Commerce (a) ...................  25,000             868,750
      Structural Dynamics Research (a).........      30                 501
      Xilinx (a) ..............................  10,000             345,625
      Zebra Technologies - Class A (a).........  30,000             956,250
                                                                -----------
                                                                 11,308,626
                                                                -----------

    TELECOMMUNICATIONS/CABLE - 2.0%
      Cincinnati Bell .........................   30,000            885,000
                                                                -----------

      TOTAL COMMON STOCKS
      (COST $32,699,792) ......................                  43,575,576
                                                                -----------

   SHORT-TERM INVESTMENTS - 0.9%
   General Mills
    Variable Rate Demand Notes.................   44,834             44,834
   Johnson Controls
    Variable Rate Demand Notes.................  311,846            311,846
   Pitney Bowes Credit
    Variable Rate Demand Notes.................   60,000             60,000
                                                                -----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST $416,680) ..........................                     416,680
                                                                -----------
   TOTAL INVESTMENTS - 100.0%
     (COST $33,116,472) .......................                 $43,992,256
                                                                ===========


(a) Non-income producing


                The accompanying notes to financial statements
                    are an integral part of this schedule.

                          THOMPSON PLUMB FUNDS, INC
                           STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED NOVEMBER 30, 1997
                                (IN THOUSANDS)




                                                         BALANCED           BOND             GROWTH
                                                           FUND             FUND              FUND
                                                         -------          -------           -------
INVESTMENT INCOME
Dividends .............................................   $  187                -            $  309
Interest ..............................................      523           $1,851                62
                                                         -------          -------           -------
                                                             710            1,851               371
                                                         -------          -------           -------
EXPENSES
     Accounting services fees .........................       57               56                63
     Directors fees ...................................        9                9                10
     Federal & state registration .....................       23               25                25
     Investment advisory fees .........................      248              184               333
     Professional fees ................................       30               29                33
     Shareholder servicing costs ......................       25                5                25
     Other expenses ...................................       16               13                17
                                                         -------          -------           -------
                                                             408              321               506
                                                         -------          -------           -------

NET INVESTMENT INCOME (LOSS) .........................       302            1,530              (135)
                                                         -------          -------           -------
Net realized gain (loss) on investments ..............     3,492             (200)            4,104
Net unrealized appreciation on investments ...........     1,998              120             5,098
                                                         -------          -------           -------
NET GAIN (LOSS) ON INVESTMENTS .......................     5,490              (80)            9,202
                                                         -------          -------           -------
Net increase in net assets resulting from
    operations........................................   $ 5,792          $ 1,450           $ 9,067
                                                         =======          =======           =======



                The accompanying notes to financial statements
                   are an integral part of this statement.

                          THOMPSON PLUMB FUNDS, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED NOVEMBER 30,
                                (IN THOUSANDS)





                                                                 BALANCED FUND          BOND FUND             GROWTH FUND
                                                                 -------------          ----------            ------------


                                                                 1997      1996      1997         1996      1997      1996
                                                                 ----      ----      ----         ----      ----       ----
INCREASE IN NET ASSETS
 Operations
   Net investment income (loss) ........................       $   302    $   254   $ 1,530    $    972  $   (135)  $    (46)
   Net realized gain (loss) on investments .............         3,492      1,771      (200)          6     4,104      1,924
   Net unrealized appreciation on investments ..........         1,998      2,439       120          17     5,098      3,860
                                                               -------    -------   -------    --------  --------   --------
 Net increase in net assets resulting
   from operations .....................................         5,792      4,464     1,450         995     9,067      5,738
                                                               -------    -------   -------    --------  --------   --------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income.............          (294)      (298)   (1,393)       (884)        -          -
   Distributions from net realized gains on
    securities transactions ............................        (1,724)    (1,113)        -           -    (1,838)      (285)
                                                               -------    -------   -------    --------  --------   --------
 Total distributions to shareholders ...................        (2,018)    (1,411)   (1,393)       (884)   (1,838)      (285)
                                                               -------    -------   -------    --------  --------   --------

FUND SHARE TRANSACTIONS.................................        11,794       (370)    9,927       7,172    14,070      6,055
                                                               -------    -------   -------    --------  --------   --------

TOTAL INCREASE IN NET ASSETS ...........................        15,568      2,683     9,984       7,283    21,299     11,508

Net Assets
  Beginning of period ..................................        20,769     18,086    22,153      14,870    24,077     12,569
                                                               -------    -------   -------    --------  --------   --------

  End of period (Including undistributed net
   investment income of $214; $206;
   $414; $277; $0 and  $0, respectively) ...............       $36,337    $20,769   $32,137     $22,153   $45,376    $24,077
                                                               =======    =======   =======     =======   =======    =======



                The accompanying notes to financial statements
                   are an integral part of this statement.

                          THOMPSON PLUMB FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS



NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

The Company is a series of separate mutual funds: Thompson Plumb Balanced Fund (the "Balanced Fund"), Thompson Plumb Bond Fund (the "Bond Fund"), and Thompson Plumb Growth Fund (the "Growth Fund"), collectively the "Funds." The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Portfolio securities which are traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor (Thompson, Plumb & Associates, Inc.) pursuant to procedures established under the general supervision and responsibility of the Board of Directors of Thompson Plumb Funds, Inc.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's (that is, A-1, A-2 or AAA,AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa,
Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

                          THOMPSON PLUMB FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)



PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid-in capital.

OTHER - Investment security transactions are accounted for on the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodial, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds during 1997 and 1996 were as follows:

(In thousands)                                             1997                          1996
                                                 --------------------------     ------------------------
                                                   Shares        Dollars           Shares      Dollars
                                                 ----------    ------------     -----------  -----------
BALANCED FUND
Shares sold                                        940           $14,996           184         $ 2,575
Shares issued in reinvestment of dividends          19               283            22             289
Shares issued in reinvestment of realized gains    112             1,659            82           1,076
Shares redeemed                                   (325)           (5,144)         (303)         (4,310)
                                                 -----           -------         -----         -------
Net increase (decrease)                            746           $11,794           (15)        $  (370)
                                                 =====           =======         =====         =======
BOND FUND
Shares sold                                      1,357           $14,014           802         $ 8,258
Shares issued in reinvestment of dividends         129             1,322            80             820
Shares redeemed                                   (527)           (5,409)         (184)         (1,906)
                                                 -----           -------         -----         -------
Net increase                                       959           $ 9,927           698         $ 7,172
                                                 =====           =======         =====         =======
GROWTH FUND
Shares sold                                        506           $17,157           253         $ 6,820
Shares issued in reinvestment of realized gains     54             1,629             9             230
Shares redeemed                                   (141)           (4,716)          (36)           (995)
                                                 -----           -------         -----         -------
Net increase                                       419           $14,070           226         $ 6,055
                                                 =====           =======         =====         =======

                          THOMPSON PLUMB FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)





NOTE 4 - INVESTMENT ADVISORY & ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Balanced Fund, .85 of 1% of average daily net assets up to $50 million and .80 of 1% of average daily net assets in excess of $50 million; (ii) for the Bond Fund, .65 of 1% of average daily net assets up to $50 million and .60 of 1% of average daily net assets in excess of $50 million; (iii) for the Growth Fund, 1.00% of average daily net assets up to $50 million and .90 of 1% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of .20 of 1% of net assets up to $30 million and .125 of 1% of net assets in excess of $30 million, with a minimum fee of $30,000 per year.

                          THOMPSON PLUMB FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)




NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income and realized gains on securities for the Balanced Fund and the Growth Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds' fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund's fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

Quarterly distributions from net investment income for the Bond Fund during fiscal 1997 totaled $1,392,793 or $0.53 per share. For the period ended November 30, 1997, a capital gains distribution for the Balanced Fund and the Growth Fund and a distribution from net investment income for the Balanced Fund and the Bond Fund were declared December 24, 1997 payable to shareholders on December 26, 1997.




<Caption
                                               CAPITAL GAINS DISTRIBUTIONS
                                      1997  Long-term                1997 Short-term
                                   -----------------------       -------------------------
                                      Total         Per              Total           Per
                                    Distribution    Share          Distribution     Share
                                   -------------   -------       ---------------   -------
        BALANCED FUND                $2,451,413     $1.21           $1,026,307      $0.50
        GROWTH FUND                  $1,663,017     $1.41           $2,305,446      $1.95




                                             DISTRIBUTIONS FROM NET INVESTMENT INCOME
                                                            1997
                                                  -------------------------
                                                      Total          Per
                                                   Distribution     Share
                                                   ------------     -----
        BALANCED FUND                                $261,244       $0.13
        BOND FUND                                    $559,725       $0.18

                          THOMPSON PLUMB FUNDS, INC
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)


NOTE 6 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 1997 were as follows:




                             BALANCED FUND     BOND FUND      GROWTH FUND
                             -------------   -----------     --------------
U. S. Government Securities
---------------------------
     Purchases                $  4,496,140   $13,485,405           -
     Sales                    $  3,535,135   $15,433,122           -

Securities other than
U. S. Government and
Short-Term Investments
---------------------------
     Purchases                $ 27,830,270   $16,141,881      $35,947,958
     Sales                    $ 19,401,265   $ 4,677,963      $25,000,148


NOTE 7 - FEDERAL INCOME TAXES
No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Bond Fund has $177,789 of net capital losses which expire November 30, 2002 and $200,225 of net capital losses which expire November 30, 2005 that may be used to offset capital gains in future years to the extent provided by tax regulations.

During the period ended November 30, 1997, the Balanced Fund utilized a post-October capital loss carry-forward of $14,451 to offset certain realized capital gains during the period. The Bond Fund incurred $3,031 of post-October capital losses, during 1997, which may be used to offset capital gains in future years to the extent provided by tax regulations.

For Federal income tax purposes at November 30, 1997:



                                                  AGGREGATE             AGGREGATE
                                                  UNREALIZED            UNREALIZED         NET UNREALIZED
                           AGGREGATE COST        APPRECIATION          DEPRECIATION        APPRECIATION
                           OF INVESTMENTS      FOR INVESTMENTS        FOR INVESTMENTS     FOR INVESTMENTS
                           IN SECURITIES            HELD                   HELD               HELD
                           -------------       --------------         ---------------     -------------
Balanced Fund              $29,085,986         $   7,219,898           $(205,995)         $ 7,013,903
Bond Fund                  $31,165,436         $     524,583                -             $   524,583
Growth Fund                $33,125,519         $  11,134,795           $(268,058)         $10,866,737

                          THOMPSON PLUMB FUNDS, INC.
                             FINANCIAL HIGHLIGHTS


The following table presents information relating to a share of capital stock outstanding for the entire period.




                                                                               Year Ended November 30,
                                             ------------------------------------------------------------------------------------
                                             1997      1996      1995      1994      1993     1992    1991    1990    1989   1988
                                             ----      ----      ----      ----      ----     ----    ----    ----    ----   ----

BALANCED FUND

NET ASSET VALUE, BEGINNING OF PERIOD         $16.54    $14.23    $13.55    $14.17    $14.57   $13.50  $11.69  $11.87  $10.06  $8.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.18      0.19      0.24      0.27      0.28     0.30    0.27    0.27    0.30   0.19
   Net realized and unrealized
    gains (losses) on investments              3.01      3.21      2.26      0.04      0.15     1.16    1.83   (0.14)   1.72   1.51
                                             ------    ------    ------    ------    ------   ------  ------  ------  ------  -----
   TOTAL FROM INVESTMENT OPERATIONS            3.19      3.40      2.50      0.31      0.43     1.46    2.10    0.13    2.02   1.70

LESS DISTRIBUTIONS
   Distributions from net investment income   (0.23)    (0.23)    (0.28)    (0.27)    (0.28)   (0.28)  (0.29)  (0.31)  (0.21) (0.09)
   Distributions from capital gains           (1.34)    (0.86)    (1.54)    (0.66)    (0.55)   (0.11)      -       -       -      -
                                             ------    ------    ------    ------    ------   ------  ------  ------  ------  -----

   TOTAL DISTRIBUTIONS                        (1.57)    (1.09)    (1.82)    (0.93)    (0.83)   (0.39)  (0.29)  (0.31)  (0.21) (0.09)

NET ASSET VALUE, END OF PERIOD               $18.16    $16.54    $14.23    $13.55    $14.17   $14.57  $13.50  $11.69  $11.87 $10.06
                                             ======    ======    ======    ======    ======   ======  ======  ======  ====== ======

TOTAL RETURN                                  21.39%    25.80%    21.02%     2.15%     3.02%   10.91%  18.35%   1.18%  20.46% 20.28%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)       $36.3     $20.8     $18.1     $17.2     $21.5    $20.9   $18.1   $11.4    $9.0   $6.4
   Ratio of expenses to average net assets     1.40%     1.45%     1.49%     1.42%     1.40%    1.48%   1.64%   1.84%   2.00%  2.00%
   Ratio of expenses to average net assets
    without reimbursement                         -         -         -         -         -        -       -       -       -   2.20%
   Ratio of net income to average net assets   1.04%     1.32%     1.71%     1.84%     1.89%    2.14%   2.46%   2.49%   2.95%  2.15%

   Ratio of net income to average net assets
    without reimbursement                         -         -         -         -         -        -       -       -       -   1.90%
   Portfolio turnover rate                    76.66%   134.82%   111.16%   110.01%    91.77%   52.75%  48.46%  56.86%  55.69% 80.96%
   Average commission rate paid             $0.0693   $0.0745         -         -         -        -       -       -       -      -





                The accompanying notes to financial statements
                   are an integral part of this statement.

                          THOMPSON PLUMB FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                                 (CONTINUED)

The following table presents information relating to a share of capital stock outstanding for the entire period.




                                                                Year Ended November 30,
                                                      --------------------------------------------
                                                      1997      1996      1995      1994      1993         1992 (c)
                                                      ----      ----      ----      ----      ----         --------
BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                 $10.59    $10.67    $9.88      $10.78    $10.33       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.54      0.52     0.57        0.48      0.45         0.20
   Net realized and unrealized gains (losses)
      on investments                                  (0.06)    (0.07)    0.78       (0.78)     0.44         0.28
                                                     ------    ------    -----      ------    ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                    0.48      0.45     1.35       (0.30)     0.89         0.48
LESS DISTRIBUTIONS
   Distributions from net investment income           (0.53)    (0.53)   (0.56)      (0.47)    (0.42)       (0.15)
   Distributions from capital gains                       -         -        -       (0.13)    (0.02)           -
                                                     ------    ------    -----      ------    ------       ------
   TOTAL DISTRIBUTIONS                                (0.53)    (0.53)   (0.56)      (0.60)    (0.44)       (0.15)

   NET ASSET VALUE, END OF PERIOD                    $10.54    $10.59   $10.67       $9.88    $10.78       $10.33
                                                     ======    ======   ======       =====    ======       ======

TOTAL RETURN                                           4.74%     4.51%   14.06%      (2.96%)    8.74%        4.80%(a)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)               $32.1     $22.2    $14.9       $10.2      $6.2         $3.9
   Ratio of expenses to average net assets             1.14%     1.13%    1.13%       1.00%     1.00%        1.15%(b)
   Ratio of expenses to average net assets
       without reimbursement                              -         -     1.34%       1.48%     1.76%        2.36%(b)
   Ratio of net income to average net assets           5.42%     5.48%    5.70%       4.83%     4.44%        4.36%(b)
   Ratio of net income to average net assets
     without reimbursement                                -         -     5.49%       4.34%     3.68%        3.13%(b)
   Portfolio turnover rate                            52.61%   104.43%  111.95%     165.74%   111.18%      227.03%




(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

(c) For the period February 10, 1992 (commencement of operations) through November 30, 1992.




                The accompanying notes to financial statements
                    are an integral part of this statement.

                          THOMPSON PLUMB FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                                 (CONTINUED)

The following table presents information relating to a share of capital stock outstanding for the entire period.




                                                                        Year Ended November 30,
                                                         -----------------------------------------------------------
                                                         1997         1996          1995          1994       1993       1992 (c)
                                                         ----         ----          ----          ----       ----       --------
GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD                    $32.79         $24.74        $20.43       $20.47      $20.37     $20.00
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
   Net investment loss                                   (0.12)         (0.06)        (0.05)       (0.20)      (0.12)     (0.05)
   Net realized and unrealized gains on investments       9.16           8.66          6.22         0.16        0.22       0.42
                                                        ------         ------        ------       ------      ------     ------
   TOTAL FROM INVESTMENT OPERATIONS                       9.04           8.60          6.17        (0.04)       0.10       0.37
LESS DISTRIBUTIONS
------------------
   Distributions from net investment income                  -              -             -            -           -          -
   Distributions from capital gains                      (2.47)         (0.55)        (1.86)           -           -          -
                                                        ------         ------        ------       ------      ------     ------
   TOTAL DISTRIBUTIONS                                   (2.47)         (0.55)        (1.86)           -           -          -

NET ASSET VALUE, END OF PERIOD                          $39.36         $32.79        $24.74       $20.43      $20.47     $20.37
                                                        ======         ======        ======       ======      ======     ======
TOTAL RETURN                                             29.90%         35.52%        32.87%       (0.19%)      0.49%      1.85%(a)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (millions)                  $45.4          $24.1         $12.6         $4.7        $7.1       $7.4
   Ratio of expenses to average net assets                1.52%          1.58%         2.00%        2.00%       1.93%      2.00%(b)
   Ratio of expenses to average net assets
       without reimbursement                                 -              -             -         2.31%          -       2.05%(b)
   Ratio of net income to average net assets             (0.41%)        (0.27%)       (0.31%)      (0.49%)     (0.54%)   (0.40%)(b)
   Ratio of net income to average net assets
       without reimbursement                                 -              -             -        (0.80%)         -     (0.46%)(b)
   Portfolio turnover rate                               77.66%        101.91%        86.68%      116.69%      98.93%    43.23%
   Average commission rate paid                        $0.0734        $0.0858             -            -           -         -




(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

(c) For the period February 10, 1992 (commencement of operations) through November 30, 1992.



                The accompanying notes to financial statements
                    are an integral part of this statement.

                      [PRICE WATERHOUSE LLP LETTERHEAD]



                      REPORT OF INDEPENDENT ACCOUNTANTS


January 22, 1998

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Balanced Fund, Thompson Plumb Bond Fund and Thompson Plumb Growth Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the "Funds") at November 30, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting
principles.   These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

                            DIRECTORS OF THE FUNDS
                               George H. Austin
                               Mary Ann Deibele
                                John W. Feldt
                              Donald A. Nichols
                     Thomas G. Plumb, CFA: Vice President
                     Thompson,  Plumb & Associates, Inc.
                       John W. Thompson, CFA: President
                     Thompson,  Plumb & Associates, Inc.

                            OFFICERS OF THE FUNDS
                            John W. Thompson, CFA
                             Chairman & Secretary
                             Thomas G. Plumb, CFA
                            President & Treasurer
                               David B. Duchow
                           Assistant Vice President
                            John C. Thompson, CFA
                           Assistant Vice President

                        CUSTODIAN, TRANSFER AGENT AND
                          DIVIDEND DISBURSING AGENT
                            Firstar Trust Company
                                 P.0. Box 701
                          Milwaukee, Wisconsin 53201

                           INDEPENDENT ACCOUNTANTS
                             Price Waterhouse LLP
                            33 South Sixth Street
                         Minneapolis, Minnesota 55402

                                LEGAL COUNSEL
                               Quarles & Brady
                          411 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202

                              INVESTMENT ADVISOR
                      Thompson, Plumb & Associates, Inc.
                       8201 Excelsior Drive, Suite 200
                           Madison, Wisconsin 53717
                          Telephone:  (608) 831-1300